[EXHIBIT 10rr TO COLONIAL GAS COMPANY
              10-K FOR YEAR ENDED DECEMBER 31, 1996]




                        AMENDMENT TO
            UNDERGROUND STORAGE SERVICE AGREEMENT
                     Rate Schedule SS-1


     The parties to a certain Underground Storage Service Agreement ("the Agreement"), dated as of December 21, 1984, between National Fuel Gas Supply Corporation (successor -in-interest to Penn-York Energy Corporation), and Colonial Gas Company, hereby amend the Agreement, effective May 1, 1996, as follows:


1. Article I of the Agreement shall be replaced in its entirety with the following:


                          ARTICLE I
              Character of Service and Volumes

     Beginning on the date of the first injection of Buyer's gas for storage hereunder and thereafter for the remaining term of this agreement, Seller agrees to (a) transport or cause gas to be transported for Buyer from the delivery point set forth in Article IV hereof, (b) store gas, and (c) transport or cause gas to be transported to the delivery point set forth in Article IV hereof, as provided herein, and Buyer agrees to engage Seller to transport and store, and to pay therefor, volumes of natural gas as follows:

          (i)  Annual Storage Volume

The Annual Storage Volume for the entire term of this agreement is 1,098,350 Mcf.


          (ii)  Maximum Daily Injection Volume

     The Maximum Daily Injection Volume for the period commencing with the first injection of Buyer's gas for storage hereunder and continuing for the remaining term of this agreement will vary according to the percentage of Buyer's Annual Storage Volume occupied at the commencement of any given day as follows:

Percentage                         Maximum Daily
Annual                             Injection Volume
Storage                       	   Based on 1,098,350
Volume Occupied                    (Mcf)

Less than 10%                      	7,322
From greater than 10% to 30%            6,865
From greater than 30% to 50%            6,276
From greater than 50% to 70%            5,937
From greater than 70% to 100%           5,492

          (iii)  Maximum Daily Withdrawal Volume

     The Maximum Daily Withdrawal Volume for the period commencing with the first injection of Buyer's gas for storage hereunder and continuing for the remaining term of this agreement will vary according to the percentage of Buyer's Annual Storage Volume occupied at the commencement of any given day as follows:

Percentage                         Maximum Daily
Annual                             Withdrawal Volume
Storage              	           Based on 1,098,350
Volume Occupied                    (Mcf)

From greater than 30% to 100%           9,985
From greater than 15% to 30%            9,153
From greater than 10% to 15%            8,136
Less than 10%                           7,322

2, Article II of the Agreement shall be replaced in its entirety with the following:


                         ARTICLE II
                      Term of Agreement

     The term of this agreement shall commence as of May 1, 1996 and continue in effect until March 31, 1998, and from year to year thereafter until terminated by either Seller or Buyer upon not less than 12 months' prior written notice to the other specifying a termination date at the end of such period or any subsequent anniversary thereof.

3. Article IV of the Agreement shall be replaced in its entirety with the following:


                         ARTICLE IV
                Delivery Point and Pressures

     The point of delivery for gas received for Buyer's account by Seller and re-delivered by Seller to or for Buyer's account shall be at the pipeline interconnection of Seller's Line EC-1 with the interstate transmission facilities of Tennessee Gas Pipeline Company ("Tennessee") (Andrews Settlement) and/or other facilities of Seller near Seller's Ellisburg Station in Potter County, Pennsylvania. The gas received by Seller at the Ellisburg interconnection shall be at the pressure at which Tennessee or Seller is operating its facilities, but not less than 400psig, and upon redelivery to or for the account of Buyer shall be at pipeline pressures suitable for delivery into Tennessee's or Seller's system, as the case may be; provided that Seller shall not be obligated to deliver gas at a pressure in excess of 1,000psig.

     The partied hereto have caused this Amendment to be duly executed by their proper officers thereunto duly authorized as of the date first above written.


ATTEST:                            NATIONAL FUEL GAS SUPPLY
                                        CORPORATION


			    		By:
__/s/ illegible__________    	    __/s/__William A. Ross______
Secretary                             	        Vice President



ATTEST:                            COLONIAL GAS COMPANY


__/s/_Phyllis Semenchuk__	By:__/s/__John P. Harrington___
Secretary                              Senior Vice President-
		               	    	   Gas Supply




                       [END OF EXHIBIT 10rr]